Please see corresponding attached PDF.

     INVESTOR MEETING 2014        SANTA CLARA NOVEMBER 20

 Renée James  President

   Intel Growth & Technology Investments  Utilizing Intel IP in adjacent segments of computing & enabling new businessesInvest in Intel platform value to maintain differentiation & leadershipExtend the Intel Architecture into emerging and growth segments of computing & devices      PC Core: Haswell GT3e  Server Core: Intel® Xeon® E5-2600 V3   Tablet Core: BayTrail     DRAM  PCH  EC  USB  Clock  Display  Audio    Core  Cache(SRAM)  Core  Core  Cache(SRAM)  Core  QPI, Uncore, I/O  Memory Controller  GenXGPU  EmbeddedDRAM  WiFi      GenXGPU  Core  Cache (SRAM)  Memory Controller  SA, I/O,Etc.  EmbeddedDRAM  Co-packaged  DRAM  PCH  EC  USB  Clock  Display  Audio  WiFi  BT  WWAN          I/O  CoreClock & Misc I/O  GenX GPU  Memory Controller  Core incl.Cache  I/O  I/O  USB  Security  Display  Audio  Camera  DRAM  WiFi  BT  WWAN  BT  WWAN  BT  WWAN

 Key Areas of Strategic Platform Investments    Mobile & Communications: Computing and devices will all be connected as will IOT. Key area of platform investment for communications as well as growing Mobile Intel Architecture footprint in tablets and phones    Internet-of-Things: Connected and intelligent embedded represents a growth business opportunity extending from a strong base of IA architecture into new segments and emerging IOT businesses     Wearables: Inspiring the next generation of connected devices to develop and emerge on Intel Architecture     Security & Privacy: Central to the cloud and network computing platforms. Accelerated and made more secure with the Intel Architecture extensions to our platforms and a growing business opportunity     Storage & Memory: Growing portion of the balanced computing system and overall platform representing another growth opportunity for Intel

 Communications Platform & Mobile Technologies  Today’s Detailed Discussions  The Internet of Things and Connected Embedded  Storage and Memory

 Communications Platform & Mobile Technologies  Agenda  The Internet of Things and Connected Embedded  Storage and Memory

 Mobile and Communications Platform Strategy  Leadership communications and connectivity development scaling across multiple segments:IOT, Tablet, PC, Datacenter and PhoneCommunications including WiFi and Cellular ,BT, BLE, NFC , etc,Mobile platform investments lead innovation in low power and integration for all platforms Mobile platform designs lead Intel in new development methodology for faster derivatives and partner platform expansion   Intel Confidential - Internal Use Only  Investing for leadership in multi-comms and mobility

   Intel’s Strategic Investment in Mobile & Comms   Hermann EulVice President, General ManagerMobile and Communications Group

 Mobile Market Trends  Smart Mobile Devices~15% Growth  Total Smart Mobile Devices (Mu)  LTE Grows ~60%Low-End 200%  Smart Mobile Device - LTE Mix (%)  60% Growth in Phablets  ≥5.5” Cellular Smart Mobile Devices (Mu)  Low-End Growing 5x Faster   Total Smart Mobile Devices (Mu)  Source: Intel internal estimates  Forecast is based on current expectations and is subject to change without notice

 Our Focused Strategy to Win in 2014  Grow IA Mobile Footprint Tablets, Cost Reduce, Differentiate  Global Leadership In Communications & ConnectivityFull IP Portfolio that Benefits All Intel Platforms  Capture and Lead Growing Value and Entry SegmentLeadership Products, CTE, Partners

 40M Tablet Volume On Track#1 Merchant Tablet Supplier, #2 Tablet Supplier Overall*  Mobile Strategy is Paying OffApplication Processors, Communications & Connectivity Solutions  Delivered World Class Advanced LTEGlobally Competitive, Accelerated Rate of New Product Development  First Integrated IA + Comms (SoFIA) On TrackSoFIA for the High Growth Value and Entry Market  Source: Strategy Analytics

 40M Tablets  Long Term Customer Partnerships  ~20% WWAN Connected   ~100 OEM ~350 ODM Designsin Market or Coming to Market   Channel & Marketing Campaigns  Platform & eBOM Cost Reduction      Other brands and names may be claimed as the property of others.  Source: intel Internal

   Showcase Designs  Thinnest Tablet,Immersive Visuals  Great for Education and Kids  Innovative Designs: Sleek, Unique and 2 in 1s  FUHU DreamTab  Dell Venue 8 withIntel® Realsense™ Snapshot  Lenovo Yoga 2 Pro Tablet  Other brands and names may be claimed as the property of others.

 Turnkey Program for OEM/ODM’s    Master Reference Design  Tools & Support  and Channel Match-making        >350 Global Designs  >30 ODM, PCBA Partners   45% of Intel Powered Tablets Sold In ’14*  Source: Intel internal estimates

     Performance & Experience Matters At All Price Points  Intel Inside Delivers A Better User Experience    Web BrowsingLoading your web content  Create & Edit ContentEdit pictures and videos  53%  Up to   Faster(1)  1) As measured by web page content load test  150%  Up to   Better(2)  2) As measured by MobileXPRT* 2013 Performance Score  Online ActivitiesStock Dashboard Updates  200%  Up to   Faster(3)  3) As measured “Stocks Dashboard” subtest of WebXPRT* 2013        Device Configurations: (1) ASUS* MeMO Pad 8 (ME581C): Intel® Atom™ Processor Z3580 (4T4C Silvermont, up to 2.33GHz), PowerVR G6430 Graphics, 2GB RAM, 32GB storage, 8” screen with 1920x1200 resolution, Android* 4.4.2(2) Cube* Talk 9X*: MediaTek* MT8392 (8C8T Cortex*-A7, 2.0GHz), ARM* Mali-450MP4 Graphics, 2GB RAM, 32GB storage, 9.7” screen with 2048x1536 resolution, Android* 4.2.2  On Intel® Atom™ Processor Z3580 vs. Octa-core MediaTek* MT8392  On Intel® Atom™ Processor Z3580 vs. Octa-core MediaTek* MT8392  On Intel® Atom™ Processor Z3580 vs. Octa-core MediaTek* MT8392

 Applications Run Great On IntelWindows & Android                                Android Apps“Just Work”  Top Apps Native  Full Developer Support    Top 2K Applications > Performance   Better Performance vs. Competitive Platforms  SDKs & ToolsWindows & Android    -

       Intel and Android Momentum      Intel Reference Design for Android      Shipments on Android (Mu)  Intel Inside Android TV Nexus Player      Expanding Our Mobile Platform        Scale More Android Devices for Value Segment  Steady Increase of Android Shipments on IA

       New Products & Partners  SoFIA  Smartphones        New Family ofAsus Smartphones    ASUSMeMo Pad 7  ASUSPadFone X mini  ASUSFonepad 7 ME372CL  Other brands and names may be claimed as the property of others.        Communications for Smartphones  Intel LTE AdvancedSamsung GalaxyNote 4 & AlphaLG G3

   > 25 Designs In MarketIntel® XMM™ 7160 and 7260  ModulesTablets, 2 in 1s & Ultrabooks™  LTE Ramp Shipping Today with Carriers in U.S., Latin America, Europe, SE Asia    LTE Advanced LaunchGlobal 5 ModeIntel® XMM™ 726x

 Solid Foundation to Fuel Growth  Strong Partners  Design Pipeline  Ecosystem  Products

 2015: Focused Expansion

 SoFIA Family On Track for 2015 RampFirst Integrated Intel Architecture & Intel Communications Solutions       Cost Optimized for Value & Entry  SoFIA 3G  SoFIA 3G-R  SoFIA LTE        Single Platform  PhabletsTablets Phones           Scale Partners

     Complete IP Portfolio  Communications and Connectivity AdvantageKey for Platform & Industry Innovation  4G3G2G  GNSS  FM Radio    Integrated  Modules  Discrete  2015 Platforms  SoFIA  Cherry TrailBroadwell  LTE

 Communications and Connectivity For All PlatformsBroad Portfolio Enables Integration for Cost & Performance                  Standards & Industry Leadership

 Performance & Mid Mobile Platform Portfolio                LTE Advanced  MoorefieldQuad Core  H2’14  H1’14  Bay TrailQuad Core  H2’13      Cherry TrailQuad Core  EOY ’14      BroxtonQuad Core  2015  2016        SoFIA MIDQuad Core    2015    LTE AdvancedXMM 7260 ramp, XMM 7360 Next-Gen: Cat 10, 3 CA, up to 450 Mbps D/L    Bay TrailQuad CoreSilvermont22m    MoorefieldQuad CoreSilvermont22nm    Cherry TrailQuad CoreAirmont 14nm    BroxtonPerformanceQuad CoreGoldmont14nm    SoFIA MID  2016  Quad CoreLTE14nm, Intel Mfg

 Value & EntryMobile Platform Portfolio                LTE Advanced  MoorefieldQuad Core  H2’14  H1’14  Bay TrailQuad Core  H2’13      Cherry TrailQuad Core  EOY ’14      BroxtonQuad Core  2015  2016        SoFIA MIDQuad Core    2015    Bay TrailEntryQuad Core Intel® Atom™    SoFIA 3GIntegrated 3GDual Core Atom™Q4’14    SoFIA 3G-RIntegrated 3G Quad Core Atom™1H’15    SoFIA LTE Integrated LTE Quad Core Atom™Starting Mid 2015    SoFIA LTE 2 Quad Core14nm, Intel Mfg  2016  Derivative Products & Reselling

 Our Focused Strategy To Win  Grow IA Mobile Footprint Best Experience on IA  Global Leadership In Communications & ConnectivityExpanding IP Portfolio to All Intel Platforms  Capture and Lead Growing Value and Entry SegmentSoFIA, CTE, Partners

 Communications Platform & Mobile Technologies  Agenda  The Internet of Things and Connected Embedded  Storage and Memory

 IOT Platform Strategy  Leadership Intel products for connected, intelligent IOT solutions utilizing low power IA investments as well as communications Combined software and hardware to create solutions approach to the market and enabling selected verticals like Retail, Automotive, etc. (combined WindRiver into IOT group)Deep knowledge and experience with design and life cycles of embedded devices and markets provides leadership opportunity Provides current and future adjacent growth opportunity, utilizing assets of other communication and mobile investments

   Extending Core IP to New Markets  Doug DavisVice President, General ManagerInternet of Things Group

 Big opportunity evolving from a market footprint we’ve been in for 30+ years.   Key Messages  Well positioned with end-end capabilities necessary to deliver the value of the IOT.   Leading with solutions and technology across Intel.

 The Internet of Things is…                                                                                                                                          Mobile  Home/ Industrial  Sensors          Network  DC/Cloud          Gateway                  *** Goldman Sachs  44ZETABYTES**  *  ** IMC/EDC: The Digital Universe of Opportunities  * IDC   ***      COST OF SENSORS  2X  PAST 10 YEARS      COST OF BANDWIDTH  40X  PAST 10 YEARS      COST OF PROCESSING  60X  PAST 10 YEARS

 Internet of Things Group      BldgAutomation  Smart Home &Buildings    Quark        Retail  Visual Retail  Transactional Retail  >20% CAGR~40% MSS      Transportation  Autonomous Vehicles  Software Defined Cockpit  >30% CAGR<10% MSS      Mfg/ Indu/ Energy  Energy  Smart Mfg  >10% CAGR<10% MSS      Segments* & Broad Market  DSS  Gaming  Health  MAG  Print Imaging  >10% CAGR~20% MSS  CAGR is ’09-13 SOM revenue; MSS is calculated with silicon revenue SAM; SAM is 32bit+ MPU/ASSP/ASIC with non-focused MPU/ASSP/ASIC devices removed; based on IDC 2013 eMPU report . Includes other embedded vertical investments.* 2014 Intel forecast  $2.1B in 2014*IOTG ~17% MSS18% YoY growth  IOTG Market Segment Opportunity  ‘15 SAM = $11-$13B*  New IOTG Market Sector

           IOTG Benefits from Shared IP    Source: IDC, IHS, Gartner, Intel  Hi PerfMPU  ASP $100-2K+, Avg $450~1M units  Mid PerfMPU  ASP $30-300, Avg $75~100M units  Entry Perf32+ bit MPU  ASP $5-30, Avg $15~500M units    Embedded 32+ bit MCU  Embedded <32 bit MCU  ASP <$10, Avg $1~2B units  ASP <$5, Avg $1~10B units  Market Opportunity    XeonCorePentiumCeleronAtomQuark  MPU includes MPU, and core based ASSP/ASICs  Quark  TAM  SAM

 Design win momentum continues across all segments   Performance  Internet of Things Group  *Forecast is based on current expectations and is subject to change without noticeSource: Intel  Forecast

       IOT Challenges  Source Bain: Reflects n=37 interviews with tier 1 leaders in Smart Factory, Smart Building, Smart Fleet, Smart Grid Substation and Smart City Environmental Sensing domains

 Essential Tenets of Edge to Cloud IoT Solutions  Connectivity, Device Discovery, and Provisioning   Monetize HW, SW, and Data Management   Actionable Analytics  Security as the Foundation - HW and SW   Data Normalization

     IIC Founder Companies      OIC Board of Directors                    Industry Alignment is Critical  *Other names and brands may be claimed as the property of others

 IOT Delivers Results      Measured Benefits: $9M/ year  Intel’s Assembly / Test – sensors and analytics help maintain productivity.      Potential US Benefits: 100M credit card numbers stolen in 2013  NCR POS w/ Intel® DPT and vPro for Transactions: Reducing fraud through e2e encryption.        Potential US Benefits: 38 Million Tons of CO2  Vnomics solution: 6% increase in fuel economy across 100% of fleet = $15M / Year  Saved $1M in 1 Building / Year $.50/sq ft.   Di-BOSS (Digital Building Operating System) + Cisco Energy Management: Electrical, Steam and Water      Saved $1M in 1 Building / Year $.50/sq ft.   Di-BOSS (Digital Building Operating System) + Cisco Energy Management: Electrical, Steam and Water

 Network      ServiceManagement  Developer Resources  Optimized onIntel Architecture  Things  Gateways  Datacenter  Solutions for IOT and Developers  Personal devices incl wearablesCars, Home automationManufacturing equip  Home: Puma GatewayIndustrial: Moon Island Gateway  SDN: Software Defined NetworksONP: Open Networking PlatformNFV: Network Function Virtualization  Intel Data Center ManagerIntel Data PlatformSoftware Defined Infrastructure      …  …  API ManagementAPI OrchestrationIntel Express Gateway & TokenizationIntel Security SolutionsWind River Systems  Comms: 3G, LTE, Wifi, Bluetooth, NFC, GPS…

 Big opportunity evolving from a market footprint we’ve been in for 30+ years.   Summary  Well positioned with end-end capabilities necessary to deliver the value of the IOT.   Leading with solutions and technology across Intel.

 Memory as Platform   As computing architectures continue to scale, memory continues to be a critical piece of the platform architecture, especially in the datacenterIntel continues to drive innovation in memory technologySolid-state drives are only at the beginning of the adoption curve providing a significant business growth opportunity

   CPU and Data: Better Together  Rob CrookeVice President, General ManagerNon-Volatile Memory Solutions Group

 Key Messages  Key IT challenges can be addressed with CPU + storage together   Sustained innovation has delivered profitable growth  Computing insight and platform optimization are a unique advantage  Our Strategy: Technology Driven. Customer Inspired. Platform Connected.

   Data wants to be close to the CPU… Economics keeps them apart

 The Increasing Gap    Increasing Gap  CPU  HDD  Performance  Memory & storage critical to scaling computing

 Intel® Solid-State Drive a Multi-Decade Journey      12MBFirst Intel® Commercial SSD1992

   Technology Leadership Through the Years    1st Pitch Doubling in Production    2007    1st to 3Xnm (34nm)  2008  Market      Intel/Micron  Tech Insights Best Flash Technology    1st to 2Xnm 1st Integration of Word Line Airgap (25nm)   2010    1st Cell w/ Hi-K Metal Gate, 1st 128Gb(20nm)  2012    2015  1st 3D NANDwith Disruptive Cost     2011   Word Line Airgap Integration    3D NAND128Gb   2014     Pitch Doubling 3Xnm  2009

 The Increasing Gap    Increasing Gap  CPU  SSD  HDD  SSDs address the performance gap  Performance

 Intel Creates an Industry  Industry Computing SSD Revenue  Source: Forward Insights October ’14.  $ Billions    “The Intel X25-M 80GB SSD is screaming fast and blows away all of the previous best storage options!” - 2008    “This, ladies and gentlemen, is absolute domination. The X25-M thoroughly outclasses the competition here, wiping the floor with not only every mechanical hard drive in the field, but the other SSDs, as well.” - 2008  2008 Intel Re-invents the SSD    2008

 The SSD Difference – Accelerating Big Data  Intel SSDs improve Hadoop performance by over 3x  Results have been estimated or simulated using internal Intel analysis or architecture simulation or modeling, and provided to you for informational purposes. Any differences in your system hardware, software or configuration may affect your actual performance. Other names and brands may be claimed as the property of others.  Performance Improvement  x  x  x  x  3x  +

 Innovation and SSD Disruption      vs  HDD: 500 feet of storagePerformance: 11M I/O per sec  Just under two American football fields      SSD: 4 inches of storagePerformance: 11M I/O per sec  Bringing data closer: same performance, smaller footprint  Results have been estimated or simulated using internal Intel analysis or architecture simulation or modeling, and provided to you for informational purposes. Any differences in your system hardware, software or configuration may affect your actual performance.

 Addressing IT Pain Points

 Platform Optimization Delivers Enhanced Capability  Client  Data Center          Intel® vPro™  Intel® SSD Professional Family   Intel® Security  Better Security CoveragePlug known security gaps    Better User ExperienceImprove Security UXNo compromise in security/performance  Better IT SolutionsSolve IT pain points      Platform    NVM    Validated Solutions

 Data Center Leadership  Source: IDC, Worldwide Solid State Drive Quarterly Update: 2Q14, doc #251237, September 2014.    Intel  WD(SAS)

           NAND Leadership      Disruptive 3D NAND  Breakthrough cost  2x bits per die  1 TB in 2mm  >10TB in a SSD    Intel 3D NAND      2D NAND  32 Tiers  Estimates are based on internal Intel and market based analysis, and provided to you for informational purposes and are subject to change.

   Tremendous Opportunity  Sources: Intel internal research, and Geoffrey Moore, Crossing the Chasm.      ~2018  Note: this slide still being worked  Innovators2.5%  EarlyAdopters13.5%  EarlyMajority34%  LateMajority34%  Laggards16%      SSDs

 Growing Revenue in Compute NVM  NAND SSDs  All NAND  $2B  Est.  Source: internal Intel estimates.

   Compute Data: A Growth Opportunity  Technology Driven. Customer Inspired. Platform Connected.

 Q&A

 Legal Disclaimers  Software and workloads used in performance tests may have been optimized for performance only on Intel microprocessors. Performance tests, such as SYSmark and MobileMark, are measured using specific computer systems, components, software, operations and functions. Any change to any of those factors may cause the results to vary.  You should consult other information and performance tests to assist you in fully evaluating your contemplated purchases, including the performance of that product when combined with other products.  All dates, forecasts and products specified in this presentation are subject to change without notice.  This presentation will not be updated to reflect any such changes. Copyright 2014 Intel Corporation. *Other names and brands may be claimed as the property of others.

 Risk Factors  The statements in the presentations and other commentary that refer to plans and expectations for the fourth quarter, the year and the future are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should” and their variations identify forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be important factors that could cause actual results to differ materially from the company’s expectations.  Demand for Intel’s products is highly variable and could differ from Intel’s expectations due to factors including changes in the business and economic conditions; consumer confidence or income levels; customer acceptance of Intel’s and competitors’ products;  competitive and pricing pressures, including actions taken by competitors; supply constraints and other disruptions affecting customers; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers.Intel’s gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; segment product mix; the timing and execution of the manufacturing ramp and associated costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; and product manufacturing quality/yields.  Variations in gross margin may also be caused by the timing of Intel product introductions and related expenses, including marketing expenses, and Intel’s ability to respond quickly to technological developments and to introduce new features into existing products, which may result in restructuring and asset impairment charges. Intel operates in highly competitive industries and its operations have high costs that are either fixed or difficult to reduce in the short term.  The declaration and rate of dividend payments and the amount and timing of Intel’s stock buyback program are at the discretion of Intel’s board of directors, and plans for future dividends and stock buy backs and could be affected by changes in Intel’s priorities for the use of cash, such as operational spending, capital spending, acquisitions, and because of changes to Intel’s cash flows and changes in tax laws.Intel’s expected  tax rate is based on current tax law and current expected income and may be affected by the jurisdictions in which profits are determined to be earned and taxed; changes in the estimates of credits, benefits and deductions; the resolution of issues arising from tax audits with various authorities, including payment of interest and penalties; and the ability to realize deferred tax assets.  Gains or losses from equity securities and interest and other could vary from expectations depending on gains or losses on the sale, exchange, change in the fair value or impairments of debt and equity investments; interest rates; cash balances; and changes in fair value of derivative instruments. Intel's results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates.  Intel’s results could be affected by the timing of closing of acquisitions, divestitures and other significant transactions.Intel's results could be affected by adverse effects associated with product defects and errata (deviations from published specifications), and by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust, disclosure and other issues. An unfavorable ruling could include monetary damages or an injunction prohibiting Intel from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property.A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s SEC filings, including the company’s most recent Form 10-Q, Form 10-K and earnings release.